Exhibit 21

UNITED STATES CELLULAR CORPORATION

SUBSIDIARY COMPANIES

December 31, 2008

STATE OF
SUBSIDIARY COMPANIES	ORGANIZATION

UNITED STATES CELLULAR CORPORATION	DELAWARE
BANGOR CELLULAR TELEPHONE, L.P.	DELAWARE
CALIFORNIA RURAL SERVICE AREA #1, INC.	CALIFORNIA
CEDAR RAPIDS CELLULAR TELEPHONE, L.P.	DELAWARE
CELLVEST, INC.	DELAWARE
CENTRAL CELLULAR TELEPHONES, LTD.	ILLINOIS
CHAMPLAIN CELLULAR, INC	NEW YORK
CHARLOTTESVILLE CELLULAR PARTNERSHIP	WASHINGTON, D.C.
COMMUNITY CELLULAR TELEPHONE COMPANY	TEXAS
CROWN POINT CELLULAR, INC.	NEW YORK
DAVENPORT CELLULAR TELEPHONE COMPANY	IOWA
DAVENPORT CELLULAR TELEPHONE COMPANY, INC.	DELAWARE
DUBUQUE CELLULAR TELEPHONE, L.P.	DELAWARE
EASTERN NORTH CAROLINA CELLULAR JOINT VENTURE	DELAWARE
GRAY BUTTE JOINT VENTURE	Partnership
HARDY CELLULAR TELEPHONE COMPANY	DELAWARE
HUMPHREYS COUNTY CELLULAR, INC.	DELAWARE
INDIANA RSA # 5, INC.	INDIANA
INDIANA RSA NO. 4 LIMITED PARTNERSHIP	INDIANA
INDIANA RSA NO. 5 LIMITED PARTNERSHIP	INDIANA
IOWA 13, INC.	DELAWARE
IOWA RSA # 12, INC.	DELAWARE
IOWA RSA # 3, INC.	DELAWARE
IOWA RSA # 9, INC.	DELAWARE
JACKSON SQUARE PCS, INC.	DELAWARE
JACKSON SQUARE WIRELESS, L.P.	DELAWARE
JACKSONVILLE CELLULAR PARTNERSHIP	NORTH CAROLINA
JACKSONVILLE CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
KANSAS # 15 LIMITED PARTNERSHIP	DELAWARE
KENOSHA CELLULAR TELEPHONE, L.P.	DELAWARE
LEWISTON CELLTELCO PARTNERSHIP	WASHINGTON, D.C.
MADISON CELLULAR TELEPHONE COMPANY	WISCONSIN
MAINE RSA # 1, INC.	MAINE
MAINE RSA # 4, INC.	MAINE
MANCHESTER-NASHUA CELLULAR TELEPHONE, L.P.	DELAWARE
MCDANIEL CELLULAR TELEPHONE COMPANY	DELAWARE
MINNESOTA INVCO OF RSA # 7, INC.	DELAWARE
NEW YORK RSA 2 CELLULAR PARTNERSHIP	NEW YORK
NEWPORT CELLULAR, INC.	NEW YORK
NH #1 RURAL CELLULAR, INC.	NEW HAMPSHIRE
NORTH CAROLINA RSA # 4, INC.	DELAWARE
NORTH CAROLINA RSA 1 PARTNERSHIP	DELAWARE
OREGON RSA #2, INC.	OREGON
PCS WISCONSIN, LLC	WISCONSIN
RACINE CELLULAR TELEPHONE COMPANY	WISCONSIN
ST. LAWRENCE SEAWAY RSA CELLULAR PARTNERSHIP	NEW YORK
TENNESSEE NO. 3, LIMITED PARTNERSHIP	TENNESSEE
TEXAHOMA CELLULAR LIMITED PARTNERSHIP	TEXAS

TEXAS INVCO OF RSA # 6, INC.	DELAWARE
TOWNSHIP CELLULAR TELEPHONE, INC.	DELAWARE
UNITED STATES CELLULAR INVESTMENT CO. OF ALLENTOWN	PENNSYLVANIA
UNITED STATES CELLULAR INVESTMENT CO. OF OKLAHOMA CITY, INC.	OKLAHOMA
UNITED STATES CELLULAR INVESTMENT COMPANY, LLC	DELAWARE
UNITED STATES CELLULAR INVESTMENT CORPORATION OF LOS ANGELES	INDIANA
UNITED STATES CELLULAR OPERATING COMPANY LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF BANGOR	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF CEDAR RAPIDS	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF CHICAGO, LLC	DELAWARE
UNITED STATES CELLULAR OPERATING COMPANY OF DUBUQUE	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF KNOXVILLE	TENNESSEE
UNITED STATES CELLULAR OPERATING COMPANY OF LEWISTON-AUBURN	MAINE
UNITED STATES CELLULAR OPERATING COMPANY OF MANCHESTER-NASHUA, INC.	NEW HAMPSHIRE
UNITED STATES CELLULAR OPERATING COMPANY OF MEDFORD	OREGON
UNITED STATES CELLULAR OPERATING COMPANY OF TULSA, INC.	OKLAHOMA
UNITED STATES CELLULAR OPERATING COMPANY OF WATERLOO	IOWA
UNITED STATES CELLULAR OPERATING COMPANY OF YAKIMA	WASHINGTON
UNITED STATES CELLULAR TELEPHONE COMPANY (GREATER KNOXVILLE), L.P.	TENNESSEE
UNITED STATES CELLULAR TELEPHONE OF GREATER TULSA, L.L.C.	OKLAHOMA
USCC AUCTION 78, LLC	DELAWARE
USCC DISTRIBUTION CO., LLC	DELAWARE
USCC FINANCIAL L.L.C.	ILLINOIS
USCC PAYROLL CORPORATION	DELAWARE
USCC PURCHASE, LLC	DELAWARE
USCC REAL ESTATE CORPORATION	DELAWARE
USCC WIRELESS INVESTMENT, INC.	DELAWARE
USCCI CORPORATION	DELAWARE
USCIC OF FRESNO	CALIFORNIA
USCIC OF NORTH CAROLINA RSA # 1, INC.	DELAWARE
USCIC OF PENNSYLVANIA 5, INC.	DELAWARE
USCOC NEBRASKA/KANSAS, INC	DELAWARE
USCOC NEBRASKA/KANSAS, LLC	DELAWARE
USCOC OF CENTRAL ILLINOIS, LLC	ILLINOIS
USCOC OF CHICAGO REAL ESTATE HOLDINGS, LLC	DELAWARE
USCOC OF CUMBERLAND, INC.	MARYLAND
USCOC OF GREATER IOWA, INC.	PENNSYLVANIA
USCOC OF GREATER IOWA, LLC	DELAWARE
USCOC OF GREATER MISSOURI, LLC	DELAWARE
USCOC OF GREATER NORTH CAROLINA, LLC	DELAWARE
USCOC OF GREATER OKLAHOMA, LLC	OKLAHOMA
USCOC OF ILLINOIS RSA # 1, LLC	ILLINOIS
USCOC OF ILLINOIS RSA # 4, LLC	ILLINOIS
USCOC OF IOWA RSA # 1, INC.	IOWA
USCOC OF IOWA RSA # 16, INC.	DELAWARE
USCOC OF JACK/WIL, INC.	DELAWARE
USCOC OF JACKSONVILLE, INC.	NORTH CAROLINA
USCOC OF LACROSSE, LLC	WISCONSIN
USCOC OF OREGON RSA # 5, INC.	DELAWARE
USCOC OF PENNSYLVANIA RSA NO. 10-B2, INC.	DELAWARE
USCOC OF RICHLAND, INC.	WASHINGTON
USCOC OF ROCHESTER, INC.	DELAWARE
USCOC OF ROCKFORD, LLC	ILLINOIS
USCOC OF SOUTH CAROLINA RSA # 4, INC.	SOUTH CAROLINA
USCOC OF TEXAHOMA, INC.	TEXAS
USCOC OF VIRGINIA RSA # 2, INC.	VIRGINIA
USCOC OF VIRGINIA RSA # 3, INC.	VIRGINIA

USCOC OF WASHINGTON-4, INC.	DELAWARE
USCOC OF WILMINGTON, INC.	NORTH CAROLINA
VERMONT RSA NO. 2-B2, INC.	DELAWARE
WASHINGTON RSA # 5, INC.	WASHINGTON
WATERLOO / CEDAR FALLS CELLTELCO PARTNERSHIP	WASHINGTON, D.C.
WESTELCOM CELLULAR, INC.	NEW YORK
WESTERN SUB-RSA LIMITED PARTNERSHIP	DELAWARE
WILMINGTON CELLULAR PARTNERSHIP	NORTH CAROLINA
WILMINGTON CELLULAR TELEPHONE COMPANY	NORTH CAROLINA
YAKIMA MSA LIMITED PARTNERSHIP	DELAWARE